EXHIBIT 10.3


                                   TRANSLATION
                                   -----------


        Contract of Lease of Premises and 305 Areas for Bonded Warehouse

                                                          Contract No. 2-02/1996
                                                          ----------------------

     This agreement is made at The Airport Authority of Thailand on December 13,1996 between The Airport Authority of Thailand by Air Chief Marshall Chanin Chandrubeksa, The Governor, hereinafter referred to as "THE LESSOR" of the one part and J.M.T. Duty Free Co.,Ltd., a limited company incorporated under The Civil and Commercial Code, having the head office located at 888/60-62 Ploenchit Road. Lumpini Sub-District. Pathumwan District Bangkok Metropolis, having its branch office located at represented by Mr. Viratana Suntaranond, an authorized person who can sign on behalf of the company hereinafter referred to as "THE LESSEE" of the other part.

     Whereas the lessor agree to let the property and the lessee agree to lease property of the lessor as office for operating and bonded warehouse.

     Both parties, hereby agree as following:

     The lessor agree to let and the lessee agree to lease for the property from the lessor under the terms and conditions stipulated in "Terms and Conditions of Lease" and the appendixes attached hereto which shall form an integral part hereof as follows:

     Appendix A. List  Showing  Details of Leased  Premises,  Duration of Lease,
                 Rent, Charges and Plans of Leased Premises.

     Appendix B. Contract Security

     Appendix C. Documents  Showing The  Incorporation and The Authorized Person
                 of The Lessee

     Appendix D. Other (If any)

     This agreement is made in duplicate with identical content. Both parties have thoroughly read and comprehended the same, thus set their hands together with the seal (If any) affixed in presence of witnesses and each keeping one copy.










    THE LESSOR                                   THE LESSEE
    ----------                                   ----------
(Signed)   (Signature)                       (Signed)         (Signature)
Air Chief Marshal                                    Seal
     (Chanin Chandrubeksa)                        (Mr. Viratana Suntaranond)


    WITNESS                                      WITNESS
    -------                                      -------
(Signed)     (Signature)                      (Signed)     (Signature)


(Miss Chor. Jarnwan Petchpasit)              (Mrs. Manunya Benjakul)

                          Term and Conditions of Lease


Chapter 1.  General Provisions

Chapter 2.  Special Provisions

                           ---------------------------


Chapter 1.  General Provisions

            1.1 Scope of Lease

               Lessee agrees to lease Lessor's property hereinafter referred to as the "Leased Premises" with details as shown in Appendix A.

            1.2 Duration of Contract

               Lessor agrees to allow Lessee to use the leased premises for a period as stipulated in Appendix A.

               Should Lessee intend to renew the lease after the expiry of the term, Lessee shall give a written notice therefor to Lessor not less than 45 (Forty Five) days prior to the expiry of the term. Lessor reserves the right to consider the same as Lessor deems appropriate.

            1.3 Rental, Remunerations and Method of Payment.

               1.3.1 Lessee agrees to pay rental and remunerations to Lessor as follows: (A) Fee for execution of Contract in the amount of Baht 5,000 (Five Thousand Only) which is no including VAT (B) Rental and other charges as stipulated in Appendix A.

               1.3.2 The fee for  execution of Contract as  stipulated in Clause
               1.3.1 (A) shall be made to Lessor on the date of signing hereof.

               1.3.3 Lessee agrees to make payments of rental and charges as stipulated in Appendix A. to Lessor monthly in advance within the 5th day of every month

               1.3.4 Lessee consents to bear all expenses to be incurred hereunder E.G. Electricity, Telephone, Water Supply or other expenses and agree to make payments thereof to Lessor within the period fixed in the invoices relating to such respective expenses.

               1.3.5 Lessee agrees to be solely responsible for all taxes and fees incurred by the lease of property under this Contract, E.G. Vat which is payable under the law which is now in force or to be in force in the future.

               The Housing and Land Tax as shown in Appendix A. hereto is an estimate of the average monthly Housing and Land Tax. Should there be any change to the rate thereof as herein specified by Lessor, Lessee consents for Lessor to charge the same at the rate as amended.

               1.3.6 All the payments as herein required shall be made to the Financial Division, Upon such payments have been duly made by Lessee to Lessor, Lessor shall issue relevant receipts therefore to Lessee. All such receipts must bear the joint signatures of The Chief of The Financial Section, The Financial Division of Lessor or any person entrusted therefor and of The Chief of The Receipt - Payment Works, The Financial Section, The Financial Division of Lessor or the person entrusted as The Financial Officer of Lessor.

               1.3.7 If Lessee is in default of payment of any of the rental, duty and charges herein payable to Lessor, Lessee consents to pay a penalty to Lessor at the rate of 1.5 (One Point Five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

               Lessee agrees that the right mentioned in the preceding paragraph shall not prejudice the right of Lessor to terminate this contract and to claim for other damages.

            1.4 Duty and Responsibility of Lessee

               1.4.1 Except a prior written consent is given by Lessor, Lessee shall not use the leased premises for any purpose other than for the purpose herein stipulated.

               1.4.2 Except a prior written consent is given by Lessor, Lessee shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

               1.4.3 Except a prior written consent is given by Lessor, Lessee shall not make any alteration, modification or addition to the leased premises.

               Any alteration, modification, addition or repair, whether major or minor, made to the leased premises shall become Lessor's
               property   as  from  the  date  from   which   such   alteration,
               modification, addition or repair is made thereto, and Lessee shall not be entitled to claim for any costs therefor or any damage form Lessor.

               1.4.4 Lessee shall always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, Lessee shall properly clean or repair the same at Lessee's expenses.

               1.4.5 Lessee shall, at its own expense, make available at the leased premises fire extinguishers which are approved by Lessor.

               1.4.6 Lessee shall comply with a~d shall ensure that Lessee's dependents or persons appointed, entrusted, employed or engaged by Lessee to work in its business, comply with all related orders, rules or regulations of Lessor whether the same are currently in force or which will be prescribed in the future. Lessee shall also exercise good care in not allowing any person to use leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, Lessee shall be liable to Lessor for any damage incurred as a result of the act of any such persons as if it was the act of Lessee.

               1.4.7 Throughout the period for which the lease of premises is still in effect, Lessee will, from time to time and for a reasonable duration, allow Lessor or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

            1.5 Right to Change Rental and Charges

               During the period of this Contract, Lessor reserves the rights, by advance notice to Lessee, to adjust the rental and any charges relating to the lease of the business premises as Lessor deems it appropriate, and Lessee agrees to accept the new rates of rental and charges adjusted by Lessor.

            1.6 Termination

               1.6.1 During the period of this Contract, Lessor is entitled, if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to another Party not less than thirty (30) days in advance. In case Lessor terminates this Contract prior to the expiry of the term, Lessee agrees not to institute any lawsuit or claim for any damage against Lessor as a result thereof.

               1.6.2 Each of the stipulations of this Contract is of essence. Should Lessee commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, Lessor is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

            1.7 Return of Leased Premises.

               1.7.1 Upon the expiry of the term of this Contract or the exercise by Lessor or Lessee of its right to terminate this Contract in accordance with Clause 1.6, as the case may be, this Contract shall be deemed to be immediately terminated. Lessee shall then cease to engage in the business, demolish or remove Lessee's properties from the leased premises and return the leased premises to Lessor within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

               1.7.2 Should Lessee fail to comply with the stipulation of Clause 1.7.1, Lessee consents for Lessor to immediately repossess the leased premises including to demolish or remove Lessee's properties from the leased premises. Lessee consents to bear all the expenses incurred by Lessor therefor. Should there be any damage incurred therefrom, Lessee shall not claim for any damage.

               1.7.3 In addition to the consent given to Lessor to repossess the leased premises as mentioned in Clause 1.7.2, Lessee also consents to pay a daily penalty to Lessor at the rate stipulated in Appendix A. hereto to be calculated from the date following the due date required for Lessee to return the leased premises until Lessee and its dependents shall have vacated the leased premises and properly returned the same or until Lessor has duly completed the acts stipulated in Clause 1.7.2, as the case may be.

            1.8 Contract Security

               Unless otherwise stipulated in Chapter 2 of this Contract, Lessee shall deliver to Lessor contract security in a form of a cash or letter of guarantee issued by any bank in Thailand in the amount equal to 3 (three) times of the monthly rental as security for Lessee's performance under this Contract.

               The security given to Lessor as mentioned above shall be returned to Lessee upon Lessee has been released from the obligations under this Contract.

               In case this Contract is amended rendering the rental to be increased, Lessee shall provide additional security in proportion to the rental increased.

            1.9 Notice

               All notices under this Contract shall be made in writing and shall be deemed legally served if sent by either of the following methods:

               - By personal delivery to a responsible person of each respective Parties.

               - By registered mail.

            1.10 Disputes

               Should there be any dispute arise under this Contract, the Parties agree to institute a lawsuit to any competent Courts in Bangkok Metropolis.

Chapter 2  Special Provisions

           2.1  Notices

Name and Address of the Lessor

                The Airports Authority of Thailand
                Vibhavadi - Rangsit Road, Donmuang District
                Bangkok 10210

Telephone No.   535-1405, 535-1815

Fax No.         531 -5559

Name and Address of the Lessee

                J.M.T. Duty Free Co., Ltd.
                888/60-62 Pleonchit Road,
                Lumpini Sub - District, Pathumwan District,
                Bangkok Metropolis

Telephone No.   253-6451-9, 254-6840-2, 535-3961-3

Fax No.         254-6852, 535-3964

            2.2 Duty and responsibility of Lessee

               2.2.1 The lessee shall observe law governing bonded warehousing of other relevant law governing the said actives and comply to relevant orders, rules and regulations of AAT, whether the orders rules or regulations have been enforced in the past or in the future, as well as ensure that no other persons untilize the leased facility illegally or store or hide illegal items in it or use it as a temporary or permanent living place. Whatever the case may be, if there is damage, the Lessee shall be liable to the Lessor for the act carried out by those persons as if the Lessee did that by himself.

               2.2.2 The Lessee shall not construct a building or modify or alter or demolish the existing building in the leased area except with approval in writing from the Lessor.

               If the Lessee constructs anything or modify, correct, add to or do a major or minor repair in the leased under any circumstances, those shall fall to ownership of the Lessor from the date of that action. The Lessor cannot demand any compensation for damage from the Lessor.

               2.2.3 The Lessee shall be responsible for keeping the area clean providing security and maintenance of the leased area, bathroom, toilets, sanitaryware, electric equipment, air-conditions both in and surrounding the leased area with the Lessee's own expenses.

            2.3 Insurance

               The Lessee shall insure the leased facility under this agreement against fire for an amount fix by the Lessor with Dhipaya Insurance Public Co., Ltd. The Lessor shall be responsible for insurance premiums and other expenses and designator the Ministry of Finance as beneficially and hand over the policy to the Lessor in 30 (Thirty) days from the insurance contract signing date.

                                                               Appendix A
  LIST OF REMUNERATION FOR THE LEASE AND PLAN OF LEASED PREMISES   Total 2 Pages
                 CONTRACT NO. 2-02/1996 DATED DECEMBER 13,1996     Page 1.

-----------------------------------------------------------------------------------------------------------------------------------
Particulars                 Area in square    Rental Rate    Rental       Housing and   Damage      Lease Period
of Leased Premises             Meter          Bah/Sq.m.                    Land Tax               ---------------------------------
                             (Sq.m.)           /Month        Baht/Month   Baht/Month    Baht/Day  From         Up to
-----------------------------------------------------------------------------------------------------------------------------------

305 AREAS BUILDING WITHIN
BANKOK AIRPORT TO USE
FOR OFFICE
----------
              NO.1             13.00           270.00        3,510.00         438.75      263.25  DECEMBER 4, 1996 DECEMBER 3, 1996
              NO.2             33.50           270.00        9,045.00       1,130.63      678.38  DECEMBER 4, 1996 DECEMBER 3, 1996
              NO.3             33.50           270.00        9,045.00       1,130.63      678.38  DECEMBER 4, 1996 DECEMBER 3, 1996

AREA FOR BONDED
WAREHOUSE                   2,123.00           165.00      350,295.00      43,786.88   26,272.13  DECEMBER 4, 1996 DECEMBER 3, 1996
---------
              NO. 4

AREA FOR PARKING CAR
--------------------
              NO.5            880.00            85.00       74,800.00       9,350.00    5,610.00  DECEMBER 4, 1996 DECEMBER 3, 1996

-----------------------------------------------------------------------------------------------------------------------------------

                      THE LESSOR                     THE LESSEE

(Signed) Air Chief Marshal    (signaure)        (Signed)    (signature)  (Seal)
             (Chanin Chandrubeksa)                 (Mr. Viratana Suntaranond)

                      WITNESS
(signature)                   (signaure)              WITNESS
    (Miss Chor Jaruwan Petchpisit)              (Signed)    (signature)
(Signed)                                              (Mrs. Manunya Benjakul)
THE LESSEE










[One page graphic (floor plan) omitted.]